Exhibit 10.13

ACTION BY WRITTEN CONSENT
OF
THE SOLE MEMBER
OF
GGCR MINING, LLC

Pursuant to Section 18-302(d) of the Delaware Limited Liability Company Act, the undersigned, constituting the sole member of GGCR Mining, LLC, a Delaware Limited Liability Company (the “Company”), hereby consents to and adopts the following resolutions:

Removal & Appointment of Managers

WHEREAS, on September 23, 2011, each of Van Krikorian, Jeffrey Marvin, Ian Hague and David Premraj was appointed to serve as directors of Global Gold Consolidated Resources Limited, a Jersey, Channel Islands company (“GGCRL”);

WHEREAS, Section 6.2 of the Company’s Limited Liability Company Operating Agreement, dated as of November 8, 2011 (the “Operating Agreement”), provides that the  managers of the Company shall be identical to the board of directors of GGCRL;

WHEREAS, effective February 1, 2012, each of Jeffrey Marvin, David Premraj and Ian Hague resigned as directors of GGCRL;

WHEREAS, pursuant to Section 6.14 of the Operating Agreement, any manager of the Company may be removed at any time, with or without cause, by the affirmative vote of seventy-five percent (75%) of the percentage interest of the member in the Company;

WHEREAS, GGCRL holds a one hundred percent (100%) percentage interest in the Company as its sole member;

WHEREAS, GGCRL desires to remove each of Jeffrey Marvin, David Premraj and Ian Hague as managers of the Company to comply with Section 6.2 of the Operating Agreement;

WHEREAS, each of Jeffrey Marvin, David Premraj, Ian Hague, Van Krikorian and Caralapati Premraj have executed written resolutions by all of the directors of GGCRL appointing Caralapati Premraj as a director of GGCRL;

NOW, THEREFORE, BE IT RESOLVED, that effective as of the date hereof, Jeffrey Marvin, David Premraj and Ian Hague be, and hereby are, removed as managers of the Company and as a result shall cease to hold office as a manager of the Company;

FURTHER RESOLVED, that Caralapati Premraj be, and hereby is, appointed as a manager of the Company, pursuant to Section 6.2 of the Operating Agreement, to hold office until the next annual meeting of members or until his successor shall have been duly elected and qualified.

FURTHER RESOLVED, that a manager of the Company be, and hereby is, authorized and directed to take all such action and do all such things and to execute and deliver all such instruments and documents as the Company may deem necessary or appropriate in order to fully effectuate the purpose of each of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned executed this Written Consent as of February 19, 2012.

GLOBAL GOLD CONSOLIDATED RESOURCES LIMITED, Sole Member
______________________________
Name:
Title:

GGCR Mining Sole Member Consent Signature Page